UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 25, 2007



                                AAA Energy, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-119848                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

3841 Amador Way, Reno, Nevada                                 89502
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (775) 827-2324
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_]Soliciting material pursuant to Rule 14a-12 under Exchange Act
   (17 CFR240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 25, 2007, we have appointed Mr. David Lorge of Fernley, Nevada as a director of the Company.

Mr. Lorge has worked extensively in the field as an exploration geologist and over the last 28 years, has acted as a consultant on dozens of exploration and drilling projects, including for some of the most reputable exploration companies in the world. Some of the major firms he has worked with includes Newmont Exploration, Ltd., Santa Fe Pacific Mining, Inc., Teck Resources, Inc., and Nippon Mining, Ltd.





Mr. Lorge obtained his B. Sc. in Geological Engineering from the Missouri School of Mines, University of Missouri, in 1979, with an emphasis in geology, exploration techniques, and mineral development.

Mr. Lorge replaces Ms. Heather Ho, who has left the Company to pursue other business interests.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2007                    AAA Energy, Inc.


                                    By:  /s/ Earl Abbott
                                       ----------------------------------------
                                        Dr. Earl W. Abbott, Director